Filed Pursuant to Rule 497(a)

Registration No. 333-205180

Rule 482ad

FS Investment Corporation

$80,000,000

4.250% Notes due 2020

PRICING TERM SHEET

December 1, 2016

The following sets forth the final terms of the 4.250% Notes due 2020 and should only be read together with the preliminary prospectus supplement dated December 1, 2016, together with the accompanying prospectus dated June 3, 2016, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

On December 3, 2014, the Issuer issued $325,000,000 in aggregate principal amount of its 4.250% Notes due 2020 (the “Existing Notes”) pursuant to an indenture dated July 14, 2014 (the “Base Indenture”) as supplemented by the Second Supplemental Indenture dated December 3, 2014 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between FS Investment Corporation and U.S. Bank National Association, as trustee. The securities hereby offered (the “New Notes”) are being issued as “Additional Notes” under the Indenture. The Existing Notes and the New Notes are collectively referred to in this Pricing Term Sheet as the “Notes.”

Issuer:	FS Investment Corporation
Security:	4.250% Notes due 2020
Ratings (S&P / Fitch)*:	BBB (Negative)/BBB- (Stable)
Aggregate Principal Amount Offered:	$80,000,000
Trade Date:	December 1, 2016
Settlement Date:

December 8, 2016 (T+5)

The Issuer expects that delivery of the New Notes will be made against payment therefor on or about December 8, 2016, which will be the fifth business day following the date of the pricing of the New Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the New Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the New Notes initially will settle in T+5 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Maturity Date:	January 15, 2020
Interest Payment Dates:	January 15 and July 15, commencing January 15, 2017
Price to Public (Issue Price):	100.531%, plus accrued and unpaid interest from July 15, 2016 up to, but not including, the date of delivery of the New Notes
Aggregate Accrued Interest:	$1,350,555.56 of accrued interest from July 15, 2016 up to, but not including, the date of delivery of the New Notes
Coupon (Interest Rate):	4.250%
Yield to Maturity:	4.061%
Spread to Benchmark Treasury:	+ 215 basis points
Benchmark Treasury:	1.750% due November 30, 2021
Benchmark Treasury Price and Yield:	99-07+/1.911%
Make-Whole Redemption:

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

-        100% of the principal amount of the Notes to be redeemed, or

-        the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis

(assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points; provided, however, that if we redeem any Notes on or after December 15, 2019 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date.

Denomination:	$2,000 and integral multiples of $1,000 in excess thereof
CUSIP / ISIN:	302635AB3 / US302635AB34
Underwriter:	Wells Fargo Securities, LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FS Investment Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about FS Investment Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of FS Investment Corporation and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from Wells Fargo Securities, LLC at 608 2nd Avenue South, Minneapolis, MN 55402, Attn: WFS Customer Service, or via phone at (800) 645-3751, or by email at wfscustomerservice@wellsfargo.com.